Exhibit (24)

TARGET CORPORATION

Power of Attorney

of Director and/or Officer

The undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint BRIAN C. CORNELL, MICHAEL J. FIDDELKE, DON H. LIU, DAVID L. DONLIN, ANDREW J. NEUHARTH, JAYNA M. PAQUIN and MINETTE M. LOULA, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act; (2) one or more Forms 3, 4, or 5 pursuant to the 1934 Act, or Forms 144 pursuant to the Securities Act of 1933, as amended (the “1933 Act”), and all related documents, amendments, supplementations and corrections thereto; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments thereto, to be filed by the Corporation with the SEC in connection with the registration under the 1933 Act, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.  This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

The undersigned has executed this Power of Attorney as of this 10th day of January, 2020.

/s/ Douglas M. Baker, Jr.
Douglas M. Baker, Jr.

TARGET CORPORATION

Power of Attorney

of Director and/or Officer

The undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint BRIAN C. CORNELL, MICHAEL J. FIDDELKE, DON H. LIU, DAVID L. DONLIN, ANDREW J. NEUHARTH, JAYNA M. PAQUIN and MINETTE M. LOULA, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act; (2) one or more Forms 3, 4, or 5 pursuant to the 1934 Act, or Forms 144 pursuant to the Securities Act of 1933, as amended (the “1933 Act”), and all related documents, amendments, supplementations and corrections thereto; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments thereto, to be filed by the Corporation with the SEC in connection with the registration under the 1933 Act, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.  This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

The undersigned has executed this Power of Attorney as of this 10th day of January, 2020.

/s/ George S. Barrett
George S. Barrett

TARGET CORPORATION

Power of Attorney

of Director and/or Officer

The undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint BRIAN C. CORNELL, MICHAEL J. FIDDELKE, DON H. LIU, DAVID L. DONLIN, ANDREW J. NEUHARTH, JAYNA M. PAQUIN and MINETTE M. LOULA, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act; (2) one or more Forms 3, 4, or 5 pursuant to the 1934 Act, or Forms 144 pursuant to the Securities Act of 1933, as amended (the “1933 Act”), and all related documents, amendments, supplementations and corrections thereto; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments thereto, to be filed by the Corporation with the SEC in connection with the registration under the 1933 Act, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.  This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

The undersigned has executed this Power of Attorney as of this 13th day of January, 2020.

/s/ Calvin Darden
Calvin Darden

TARGET CORPORATION

Power of Attorney

of Director and/or Officer

The undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint BRIAN C. CORNELL, MICHAEL J. FIDDELKE, DON H. LIU, DAVID L. DONLIN, ANDREW J. NEUHARTH, JAYNA M. PAQUIN and MINETTE M. LOULA, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act; (2) one or more Forms 3, 4, or 5 pursuant to the 1934 Act, or Forms 144 pursuant to the Securities Act of 1933, as amended (the “1933 Act”), and all related documents, amendments, supplementations and corrections thereto; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments thereto, to be filed by the Corporation with the SEC in connection with the registration under the 1933 Act, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.  This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

The undersigned has executed this Power of Attorney as of this 22nd day of January, 2020.

/s/ Robert L. Edwards
Robert L. Edwards

TARGET CORPORATION

Power of Attorney

of Director and/or Officer

The undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint BRIAN C. CORNELL, MICHAEL J. FIDDELKE, DON H. LIU, DAVID L. DONLIN, ANDREW J. NEUHARTH, JAYNA M. PAQUIN and MINETTE M. LOULA, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act; (2) one or more Forms 3, 4, or 5 pursuant to the 1934 Act, or Forms 144 pursuant to the Securities Act of 1933, as amended (the “1933 Act”), and all related documents, amendments, supplementations and corrections thereto; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments thereto, to be filed by the Corporation with the SEC in connection with the registration under the 1933 Act, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.  This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

The undersigned has executed this Power of Attorney as of this 10th day of January, 2020.

/s/ Melanie L. Healey
Melanie L. Healey

TARGET CORPORATION

Power of Attorney

of Director and/or Officer

The undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint BRIAN C. CORNELL, MICHAEL J. FIDDELKE, DON H. LIU, DAVID L. DONLIN, ANDREW J. NEUHARTH, JAYNA M. PAQUIN and MINETTE M. LOULA, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act; (2) one or more Forms 3, 4, or 5 pursuant to the 1934 Act, or Forms 144 pursuant to the Securities Act of 1933, as amended (the “1933 Act”), and all related documents, amendments, supplementations and corrections thereto; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments thereto, to be filed by the Corporation with the SEC in connection with the registration under the 1933 Act, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.  This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

The undersigned has executed this Power of Attorney as of this 21st day of January, 2020.

/s/ Donald R. Knauss
Donald R. Knauss

TARGET CORPORATION

Power of Attorney

of Director and/or Officer

The undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint BRIAN C. CORNELL, MICHAEL J. FIDDELKE, DON H. LIU, DAVID L. DONLIN, ANDREW J. NEUHARTH, JAYNA M. PAQUIN and MINETTE M. LOULA, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act; (2) one or more Forms 3, 4, or 5 pursuant to the 1934 Act, or Forms 144 pursuant to the Securities Act of 1933, as amended (the “1933 Act”), and all related documents, amendments, supplementations and corrections thereto; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments thereto, to be filed by the Corporation with the SEC in connection with the registration under the 1933 Act, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.  This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

The undersigned has executed this Power of Attorney as of this 12th day of January, 2020.

/s/ Monica C. Lozano
Monica C. Lozano

TARGET CORPORATION

Power of Attorney

of Director and/or Officer

The undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint BRIAN C. CORNELL, MICHAEL J. FIDDELKE, DON H. LIU, DAVID L. DONLIN, ANDREW J. NEUHARTH, JAYNA M. PAQUIN and MINETTE M. LOULA, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act; (2) one or more Forms 3, 4, or 5 pursuant to the 1934 Act, or Forms 144 pursuant to the Securities Act of 1933, as amended (the “1933 Act”), and all related documents, amendments, supplementations and corrections thereto; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments thereto, to be filed by the Corporation with the SEC in connection with the registration under the 1933 Act, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.  This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

The undersigned has executed this Power of Attorney as of this 20th day of January, 2020.

/s/ Mary E. Minnick
Mary E. Minnick

TARGET CORPORATION

Power of Attorney

of Director and/or Officer

The undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint BRIAN C. CORNELL, MICHAEL J. FIDDELKE, DON H. LIU, DAVID L. DONLIN, ANDREW J. NEUHARTH, JAYNA M. PAQUIN and MINETTE M. LOULA, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act; (2) one or more Forms 3, 4, or 5 pursuant to the 1934 Act, or Forms 144 pursuant to the Securities Act of 1933, as amended (the “1933 Act”), and all related documents, amendments, supplementations and corrections thereto; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments thereto, to be filed by the Corporation with the SEC in connection with the registration under the 1933 Act, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.  This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

The undersigned has executed this Power of Attorney as of this 10th day of January, 2020.

/s/ Kenneth L. Salazar
Kenneth L. Salazar

TARGET CORPORATION

Power of Attorney

of Director and/or Officer

The undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint BRIAN C. CORNELL, MICHAEL J. FIDDELKE, DON H. LIU, DAVID L. DONLIN, ANDREW J. NEUHARTH, JAYNA M. PAQUIN and MINETTE M. LOULA, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act; (2) one or more Forms 3, 4, or 5 pursuant to the 1934 Act, or Forms 144 pursuant to the Securities Act of 1933, as amended (the “1933 Act”), and all related documents, amendments, supplementations and corrections thereto; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments thereto, to be filed by the Corporation with the SEC in connection with the registration under the 1933 Act, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.  This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

The undersigned has executed this Power of Attorney as of this 1st day of February, 2020.

/s/ Dmitri L. Stockton
Dmitri L. Stockton